Goldman Sachs Trust

Goldman Sachs International Equity Funds

Class A Shares, Class B Shares, Class C Shares, Service Shares and
Institutional Shares of

Goldman Sachs International Small Cap Fund

Supplement dated November 12, 2008 to the
Prospectuses dated December 28, 2007

Effective October 1, 2008, the benchmark for the Goldman Sachs International Small Cap Fund (the “Fund”) has changed. Standard & Poors, the index provider, is renaming the S&P/Citigroup EMI World ex-U.S. Index the “S&P Developed Ex-U.S. Small Cap Index”. The methodology for the new index will differ from that of the old index.

As a result, the following replaces the tabular information regarding the Fund’s benchmark in the “Fund Investment Objectives and Strategies—Goldman Sachs International Small Cap Fund—Fund Facts” section of the Class A, B, C, Service and Institutional Shares Prospectuses:

Benchmark: S&P Developed Ex-U.S. Small Cap Index

This supplement should be retained with your Prospectus
for future reference.

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